MAINSTAY VP SERIES FUND, INC.
                        Supplement dated August 31, 1999
                       to the Prospectus dated May 1, 1999


Joseph DePasquale is no longer employed by Madison Square Advisors, Inc., the investment adviser to the MainStay VP Bond Portfolio. Accordingly, Mr. Depasquale's biography which appears under the heading "The Fund and Its Management -- Portfolio Managers -- Biographies" is hereby deleted in its entirety.

The following biographies are hereby added under the heading "The Fund and Its Management -- Portfolio Managers -- Biographies"

     "Christopher Harms -- Mr. Harms has managed the Government Portfolio since April 1999. Mr. Harms joined MacKay-Shields as a Director in 1991 with more than 10 years prior investment management and research experience. Prior to joining the firm, Mr. Harms was employed at Bear Stearns in the Asset Management Division as a fixed income portfolio manager."

     "Donald Morgan -- Mr. Morgan has managed the High Yield Corporate Bond Portfolio since 1999. Mr. Morgan, who joined MacKay-Shields in 1997 as a high yield research analyst, is a Director at the firm. Prior to joining MacKay-Shields, he was employed at Fidelity Management and Research Company as a high yield analyst."

The biography for Denis Laplaige that appears under the heading "The Fund and Its Management -- Portfolio Managers -- Biographies" is hereby deleted in its entirety and replaced by the following:

     "Mr. Laplaige has managed the Value Portfolio since inception, and also has managed the Convertible Portfolio since inception. Mr. Laplaige is
     President, Senior Managing Director and Chief Investment Officer of MacKay-Shields. He joined the firm in 1982, became a Director in 1988, Managing Director in 1991, a member of the Board of Directors in 1993, President in 1994 and Senior Managing Director and Chief Investment Officer in 1996."

The biography for Edward Munshower that appears under the heading "The Fund and Its Management -- Portfolio Managers -- Biographies" is hereby deleted in its entirety and replaced by the following:

     "Edward Munshower -- Mr. Munshower has managed the Government Portfolio since inception, and the Total Return Portfolio since 1999. Mr. Munshower is a Director of MacKay-Shields. He joined MacKay-Shields as a fixed income investment specialist in 1985 after having been an investment analyst for New York Life Insurance Company."

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                          MAINSTAY VP SERIES FUND, INC.
                      Supplement dated August 31, 1999 to
            the Statement of Additional Information dated May 1, 1999

         On page 11, the eighth full paragraph is hereby deleted in its entirety and is replaced with the following:

                  "In addition, the High Yield Corporate Bond Portfolio may invest no more than 20% of its net assets in securities rated lower than B by Moody's or S&P or, if unrated, considered to be of comparable quality by MacKay-Shields."

         The information concerning the Anthony W. Polis, including his age, position(s) held with registrant and principal occupation during the last five years that appears on page 46 adjacent to Mr. Polis' name is hereby deleted in its entirety and is replaced with the following:


         "John Flanagan     53     Treasurer      Vice President of New York
                                                  Life Insurance Company 1999
                                                  to date; Treasurer of the
                                                  Strong Funds and Senior Vice
                                                  President of Strong Capital
                                                  Management, Inc. from 1997
                                                  to 1998;  Partner,
                                                  PricewaterhouseCoopers  from
                                                  1994 to 1997."


The information concerning the Marc J. Chalfin, including his age, position(s) held with registrant and principal occupation during the last five years that appears on page 46 adjacent to Mr. Chalfin's name is hereby deleted in its entirety and is replaced with the following:

         "Richard Levy      42     Controller     Senior Vice President of New
                                                  York Life Insurance Company,
                                                  September 1997 to date;
                                                  Partner and head of national
                                                  tax practice for financial
                                                  institutions  at Coopers &
                                                  Lybrand 1996 to 1997; Senior
                                                  Vice President and Director
                                                  of Tax Accounting at
                                                  Midatlantic Corporation from
                                                  1983 to 1996."